UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07168

                               The Henlopen Fund
                               -----------------

               (Exact name of registrant as specified in charter)

                        Longwood Corporate Center South
                          415 McFarlan Road, Suite 213
                            Kennett Square, PA 19348
                            ------------------------

              (Address of principal executive offices) (Zip code)

                               Michael L. Hershey
                             Landis Associates LLC
                        Longwood Corporate Center South
                            Kennett Square, PA 19348
                            ------------------------

                    (Name and address of agent for service)

                                 (610) 925-0400
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  06/30/2003

Date of reporting period: 06/30/2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               THE HENLOPEN FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2003

To My Fellow Shareholders:

For the quarter ended June 30, 2003, The Henlopen Fund increased 19.6%. Annualized returns for the Fund for 1, 5 and 10 years are 8.0%, 4.1%, and 12.2%, respectively. Since our inception on December 2, 1992, the Fund has an annualized return of 13.0%.

The stock market continued the rally that started late last quarter, building momentum throughout the quarter. Leadership appeared broader and of a higher quality than recent rallies, as investors piled into companies showing strong earnings and positive outlooks. The Fund's strong return in the quarter was similarly broad based with stocks across a wide array of industries contributing to performance, led by our holdings in technology and specialty retailing.

It appears a change in market psychology is taking place. The stock market's bottom in the March quarter came with little fanfare; the lack of volume was indicative not only of the complete unwillingness of investors to buy stocks but also that most who wished to sell had already done so. Slowly, investors are coming to believe that risk is worth taking. The passage of the tax package and the Federal Reserve's commitment to providing stimulus have seemingly firmed belief in the economic recovery. Concurrently, severe losses in the bond market have awakened investors to the possibility that there is less risk in equities than Treasuries at these levels.

Favorable investor sentiment and mildly improving company fundamentals provide a
decent backdrop for equities.   The continuation of the recent rally will hinge
upon further signs of strength in the global economies, signs that have thus far been sporadic and unconvincing. We continue to look at the current environment as creating a "stock-picker's market" in which individual stock selection will be paramount to solid investment returns. We remain comfortable with such a scenario.

Sincerely yours,

/s/Michael L. Hershey                           /s/Bruce V. Vogenitz

Michael L. Hershey                              Bruce V. Vogenitz
President                                       Vice President

                        MANAGED BY LANDIS ASSOCIATES LLC
                              WWW.HENLOPENFUND.COM

       ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

       Date         The Henlopen Fund  S&P 500 Index   Lipper Growth Fund Index
       ----         -----------------  -------------   ------------------------
  6/30/2002              $10,000           $10,000              $10,000
  9/30/2002               $8,088            $8,272               $8,440
 12/31/2002               $9,422            $8,970               $9,012
  3/31/2003               $9,029            $8,687               $8,812
  6/30/2003*<F1>         $10,798           $10,025              $10,134

*<F1> Ending value represents increases of 7.98%, 0.25% and 1.34%, respectively.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Henlopen Fund emphasizes investment in growing businesses. We look for well-managed companies with competitive products and services capable of generating strong revenues and earnings. In managing the portfolio, relative sector weighting and specific capitalization size are of secondary importance to us. Our rationale for growth investment is to participate for our shareholders in the capital formation process.

For the year ended June 30, 2003, the Fund increased 8.0%. Over the last 5 years, the Fund has an average annual rate of return of 4.1%. For the last 10 years, the Fund has appreciated at an average annual rate of 12.2%. Since our inception on December 2, 1992, the Fund has appreciated at an annual rate of 13.0%.

Fiscal year 2003, a year highlighted by the stock market's extreme volatility, may well be looked back upon as containing the triple-bottom in the stock indices that marked the end of the bear market. The year started the same way our prior fiscal year ended, as the market continued its decline. Investors finally capitulated with record mutual fund outflows, causing a market free-fall. The Fund's performance reflected this sell-off with our holdings in technology and energy being particularly hard-hit. A substantial bottom early in that September quarter created a sharp but brief rally that quickly gave way to a retest of lows the following quarter.

This retest culminated in another major bottom in October, as the market edged to a new low before surging to large gains on heavy volume in a classic reversal day. The ensuing rally lasted until December, when investor skittishness over impending war with Iraq and an imperceptible economic recovery sent the market back on the defensive. The same two groups that hurt the Fund's performance the previous quarter, technology and energy, led the Fund's sharp advance in the December quarter. A surge in interest in small-cap names also aided performance during the period.

The March quarter's downturn was especially grueling, grinding investor psychology to the point where seemingly no one wanted to buy stocks. The market tested the levels of the October decline but could only form a higher low on muted volume. The bear market thus far appears to have ended with that whimper. Specialty retailers performed well for the Fund but were offset by a correction of the previous quarter's strong move in small-cap technology stocks.

Subsequent to the March downturn, the formal end of military actions in Iraq turned investors' attention back to the economy and company fundamentals. The passing of the President's tax initiative and the Federal Reserve's aggressive stimulus has created greater optimism about an economic recovery that statistics show has already been long underway. Company managements have firmed their business outlooks and have begun to commit to prudent investment. The result has been a strong market rally that provided impressive gains in our fourth quarter and continues as of this writing. Leadership has been broad-based, with the Fund benefiting from its positions in the specialty retailing, financial, and technology sectors.

Looking ahead, evidence of a pickup in the strength of the economic recovery and solid corporate earnings will be required to maintain the stock market's rally. With such evidence will come the strong possibility of a major asset allocation shift out of bonds back into the stock market. In the meantime, we will continue to be opportunistic, diligently searching for attractive investments.

    SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 7.98%               4.12%               12.21%

                    The Henlopen          S&P 500             Lipper Growth
    Date                Fund            Index**<F2>         Fund Index***<F3>
    ----            ------------        -----------         -----------------
  6/30/93              $10,000             $10,000               $10,000
  6/30/94              $10,490             $10,130               $10,170
  6/30/95              $13,406             $12,763               $12,519
  6/30/96              $18,554             $16,107               $15,110
  6/30/97              $19,481             $21,697               $18,677
  6/30/98              $25,871             $28,271               $24,335
  6/30/99              $30,114             $34,688               $29,616
  6/30/00              $46,285             $37,186               $34,829
  6/30/01              $33,344             $31,671               $26,996
  6/30/02              $29,305             $25,974               $20,830
  6/30/03              $31,644             $26,040               $21,107

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**<F2> The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
***<F3> The Lipper Growth Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

                               THE HENLOPEN FUND

                            STATEMENT OF NET ASSETS
                                 June 30, 2003

 SHARES OR
 PRINCIPAL
  AMOUNT                                                COST          VALUE
 ---------                                              ----          -----

COMMON STOCKS -- 97.6% (A)<F5>

               AEROSPACE & DEFENSE -- 1.3%
     80,000    SI International Inc.*<F4>           $   911,380    $ 1,044,000

               AUTO & TRUCK RELATED -- 0.8%
     30,000    ArvinMeritor, Inc.                       767,712        605,400

               BASIC MATERIALS -- 0.5%
     55,000    Universal Stainless &
                 Alloy Products, Inc.*<F4>              866,924        355,850

               BUSINESS SERVICES -- 1.5%
    100,000    Gevity HR, Inc.                          766,193      1,178,000

               COMMUNICATIONS -- 1.8%
     50,000    IDT Corp. - Cl B*<F4>                    803,399        880,000
    200,000    NMS Communications
                 Corp.*<F4>                           2,405,787        394,200
    301,000    Science
                 Dynamics Corp.*<F4>                  2,771,553         18,060
    500,000    U.S. Wireless Data Inc.*<F4>           1,413,507         70,000
                                                    -----------    -----------
                                                      7,394,246      1,362,260

               COMPUTER PERIPHERALS -- 2.0%
    120,000    Dot Hill Systems Corp.*<F4>              702,808      1,572,000

               CONSTRUCTION SERVICES -- 0.9%
     10,000    Lennar Corp.                             732,000        715,000

               DISTRIBUTION -- 1.6%
     75,000    D & K Healthcare
                 Resources, Inc.                      1,390,547      1,210,500

               FINANCIAL SERVICES -- 12.4%
     45,000    ASTA Funding, Inc.*<F4>                  883,076      1,080,000
     75,000    BankAtlantic
                 Bancorp, Inc.                          838,623        891,750
        500    Berkshire Hathaway
                 Inc. Cl B*<F4>                       1,219,655      1,215,000
     50,000    Commercial Capital
                 Bancorp, Inc.*<F4>                     702,710        774,500
     55,000    Hub International Ltd.                   743,977        940,500
     10,000    Lehman Brothers
                 Holdings Inc.                          673,500        664,800
    136,000    Penn-America
                 Group, Inc.                          1,177,310      1,530,000
    100,000    Tradestation Group Inc.*<F4>             610,910      1,025,000
     15,000    Wachovia Corp.                           642,159        599,400
     25,000    WSFS Financial Corp.                     548,781        949,000
                                                    -----------    -----------
                                                      8,040,701      9,669,950

               FOOD & BEVERAGES -- 0.9%
     50,000    Chiquita Brands
                 International, Inc.*<F4>               874,040        725,000

               FURNITURE -- 1.4%
     40,000    Stanley Furniture
                 Company, Inc.                          848,598      1,094,800

               HEALTHCARE PRODUCTS -- 13.7%
    310,000    IGEN
                 International, Inc.*<F4>             5,109,762      9,712,300
    160,000    PharmaNetics, Inc.*<F4>                2,272,750        928,000
                                                    -----------    -----------
                                                      7,382,512     10,640,300

               HEALTHCARE SERVICES -- 1.3%
     40,000    Caremark Rx, Inc.*<F4>                   977,450      1,027,200

               LEISURE/ENTERTAINMENT -- 8.4%
    150,000    Acres Gaming Inc.*<F4>                   769,715      1,689,000
     50,000    Alliance Gaming Corp.*<F4>               757,376        945,500
     50,000    Aztar Corp.*<F4>                       1,000,632        805,500
     50,000    Boyd Gaming Corp.*<F4>                   665,813        863,000
     80,000    ebookers Plc - SP-ADR*<F4>               892,819      1,284,160
     25,000    InterActiveCorp*<F4>                     936,384        983,250
                                                    -----------    -----------
                                                      5,022,739      6,570,410

               MEDICAL PRODUCTS/SUPPLIES -- 2.4%
     40,000    Kensey Nash Corp.*<F4>                   934,800      1,024,800
     50,000    Medical Action
                 Industries Inc.*<F4>                   674,766        811,000
                                                    -----------    -----------
                                                      1,609,566      1,835,800

               MISCELLANEOUS MANUFACTURING -- 1.9%
    150,000    Axsys
                 Technologies, Inc.*<F4>              4,046,085      1,446,000

               OIL & GAS EXPLORATION/PRODUCTION -- 6.3%
    100,000    Comstock
                 Resources, Inc.*<F4>                   828,209      1,368,000
     10,000    Devon Energy Corp.                       535,246        534,000
     40,000    Pioneer Natural
                 Resources Co.*<F4>                   1,016,100      1,044,000
     40,000    Spinnaker
                 Exploration Co.*<F4>                   958,487      1,048,000
     25,000    Valero Energy Corp.                    1,168,086        908,250
                                                    -----------    -----------
                                                      4,506,128      4,902,250

               OILFIELD PRODUCTS/SERVICES -- 10.5%
     75,000    Grant Prideco, Inc.*<F4>               1,593,380        881,250
    600,000    Grey Wolf, Inc.*<F4>                   3,887,199      2,424,000
     50,000    Maverick Tube Corp.*<F4>                 918,443        957,500
     50,000    Patterson-UTI
                 Energy, Inc.*<F4>                    2,013,748      1,618,500
    110,000    Universal Compression
                 Holdings, Inc.*<F4>                  3,613,692      2,294,600
                                                    -----------    -----------
                                                     12,026,462      8,175,850

               PHARMACEUTICALS -- 3.0%
     20,000    American Pharmaceutical
                 Partners, Inc.*<F4>                    737,691        678,000
    160,000    Applied Molecular
                 Evolution, Inc.*<F4>                   733,262        659,200
    100,000    EntreMed, Inc.*<F4>                      638,050        415,000
     50,000    Hollis-Eden
                 Pharmaceuticals, Inc.*<F4>             588,728        621,500
                                                    -----------    -----------
                                                      2,697,731      2,373,700

               RESTAURANTS -- 1.8%
    125,000    Checkers Drive-In
                 Restaurants, Inc.*<F4>                 854,804      1,413,750

               RETAILING -- 8.4%
     25,000    Dollar Tree Stores, Inc.*<F4>            737,657        794,250
     40,000    Gart Sports Co.*<F4>                   1,292,784      1,134,800
     23,000    Jos. A. Bank
                 Clothiers, Inc.*<F4>                   401,545        771,420
     50,000    Pep Boys-Manny,
                 Moe & Jack                             587,940        675,500
    400,000    Rite Aid Corp.*<F4>                    3,075,398      1,780,000
     75,000    TBC Corp.*<F4>                         1,032,701      1,428,000
                                                    -----------    -----------
                                                      7,128,025      6,583,970

               SEMICONDUCTORS/RELATED -- 5.9%
    125,000    ATI Technologies Inc.*<F4>               903,300      1,275,000
     40,000    ATMI, Inc.*<F4>                        1,283,210        998,000
     70,000    Fairchild Semiconductor
                 International, Inc.*<F4>             2,586,540        895,300
     85,000    Lexar Media, Inc.*<F4>                   650,184        804,100
    350,000    Optical Communication
                 Products, Inc.*<F4>                  1,373,520        626,500
                                                    -----------    -----------
                                                      6,796,754      4,598,900

               SOFTWARE & RELATED SERVICES -- 6.2%
    370,500    Bitstream Inc.*<F4>                    2,802,149        844,740
    135,000    CyberGuard Corp.*<F4>                    859,845        958,500
     90,000    ILOG S.A. SP-ADR*<F4>                  1,240,203        753,300
    300,000    Level 8 Systems, Inc.*<F4>             2,248,528         84,000
     50,000    Netegrity, Inc.*<F4>                     347,950        299,500
    150,000    Novell, Inc.*<F4>                        514,215        466,500
    350,000    ON Technology Corp.*<F4>                 967,898        846,300
    285,000    TeleCommunication
                 Systems, Inc.*<F4>                   1,080,146        589,950
                                                    -----------    -----------
                                                     10,060,934      4,842,790

               TEXTILES -- 1.7%
    100,000    Quaker Fabric Corp.                    1,110,777        665,000
    106,400    Unifi, Inc.*<F4>                       1,360,972        659,680
                                                    -----------    -----------
                                                      2,471,749      1,324,680

               TRANSPORTATION -- 1.0%
     90,000    Celadon Group, Inc.*<F4>               1,094,401        815,310
                                                    -----------    -----------
                  Total common stocks                89,970,489     76,083,670

SHORT-TERM INVESTMENTS -- 4.0% (A)<F5>

               VARIABLE RATE DEMAND NOTE
 $3,094,471    U.S. Bank, N.A., 0.78%                 3,094,471      3,094,471
                                                    -----------    -----------
                  Total investments                 $93,064,960     79,178,141
                                                    -----------
                                                    -----------
               Liabilities, less cash and
                 receivables -- (1.6%) (A)<F5>                      (1,221,041)
                                                                   -----------
                  NET ASSETS                                       $77,957,100
                                                                   -----------
                                                                   -----------
                  Net Asset Value Per Share
                    (No par value, unlimited
                    shares authorized), offering
                    and redemption price
                    ($77,957,100 / 4,299,586
                    shares outstanding)                            $     18.13
                                                                   -----------
                                                                   -----------

  *<F4>   Non-income producing security.
(a)<F5>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2003

INCOME:
   Dividends                                                      $    368,091
   Interest                                                             40,912
                                                                  ------------
       Total income                                                    409,003
                                                                  ------------

EXPENSES:
   Investment management fees                                          746,726
   Transfer agent fees                                                 114,437
   Administrative services                                             103,983
   Printing and postage expense                                         60,627
   Professional fees                                                    57,228
   Insurance expense                                                    37,230
   Registration fees                                                    26,856
   Board of Trustees fees                                               21,000
   Custodian fees                                                       20,042
   Other expenses                                                        1,682
                                                                  ------------
       Total expenses                                                1,189,811
                                                                  ------------
NET INVESTMENT LOSS                                                   (780,808)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (29,514,180)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              34,345,585
                                                                  ------------
NET GAIN ON INVESTMENTS                                              4,831,405
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  4,050,597
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 2003 and 2002

                                                                                                2003              2002
                                                                                             ----------        ----------
OPERATIONS:
   Net investment loss                                                                       $   (780,808)   $  (1,229,958)
   Net realized loss on investments                                                           (29,514,180)      (5,226,682)
   Net increase (decrease) in unrealized appreciation on investments                           34,345,585       (8,935,051)
                                                                                             ------------    -------------
       Net increase (decrease) in net assets resulting from operations                          4,050,597      (15,391,691)
                                                                                             ------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.04378 per share)                                          --         (335,471)
                                                                                             ------------    -------------
       Total distributions                                                                             --         (335,471)*<F6>
                                                                                             ------------    -------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (4,106,479 and 3,930,681 shares, respectively)                  61,986,610       72,085,797
   Net asset value of shares issued in distributions (18,200 shares)                                   --          329,609
   Cost of shares redeemed (5,484,134 and 6,151,163 shares, respectively)                     (83,494,575)    (112,243,318)
   Redemption fee                                                                                  97,954               --
                                                                                             ------------    -------------
       Net decrease in net assets derived from Fund share activities                          (21,410,011)     (39,827,912)
                                                                                             ------------    -------------
       TOTAL DECREASE                                                                         (17,359,414)     (55,555,074)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                        95,316,514      150,871,588
                                                                                             ------------    -------------
NET ASSETS AT THE END OF THE YEAR                                                            $ 77,957,100    $  95,316,514
                                                                                             ------------    -------------
                                                                                             ------------    -------------

*<F6>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                               THE HENLOPEN FUND

                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                   -------------------------------------------------------------
                                                                    2003         2002          2001          2000          1999
                                                                   ------       ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of year                             $ 16.79      $ 19.15       $ 28.39       $ 19.84       $ 17.04
   Income from investment operations:
       Net investment loss (a)<F7>                                  (0.16)       (0.18)        (0.16)        (0.25)        (0.11)
       Net realized and unrealized
         gains (losses) on investments                               1.50        (2.14)        (7.85)        10.18          2.91
                                                                  -------      -------       -------       -------       -------
   Total from investment operations                                  1.34        (2.32)        (8.01)         9.93          2.80
   Less distributions:
       Dividend from net investment income                             --           --            --            --            --
       Distributions from net realized gains                           --        (0.04)        (1.23)        (1.38)           --
                                                                  -------      -------       -------       -------       -------
   Total from distributions                                            --        (0.04)        (1.23)        (1.38)           --
                                                                  -------      -------       -------       -------       -------
   Net asset value, end of year                                   $ 18.13      $ 16.79       $ 19.15       $ 28.39       $ 19.84
                                                                  -------      -------       -------       -------       -------
                                                                  -------      -------       -------       -------       -------
TOTAL INVESTMENT RETURN                                             7.98%     (12.11)%      (27.96)%        53.71%        16.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                            77,957       95,317       150,872       240,106        63,009
   Ratio of expenses to average net assets                          1.58%        1.39%         1.28%         1.37%         1.46%
   Ratio of net investment loss to average net assets             (1.04)%      (0.98)%       (0.74)%       (0.97)%       (0.63)%
   Portfolio turnover rate                                         90.06%      132.21%       287.66%       156.85%       162.11%

(a)<F7> Net investment loss per share is calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2003

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which is organized as a Delaware Business Trust and is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (h) Beginning December 1, 2002, the Fund imposes a 1.0% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to paid in capital.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Landis Associates LLC (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $30,000,000 and 0.05% on the daily net assets of the Fund over $60,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2003, purchases and proceeds of sales of investment securities (excluding short-term securities) were $65,071,992 and $81,574,025, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2003, liabilities of the Fund included the following:

          Payable to brokers for investments purchased            $  1,618,185
          Payable to the Adviser for management fees                    53,366
          Payable to FMIfor administrative fees                          8,129
          Other liabilities                                             34,507

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2003 the sources of net assets were as follows:

          Fund shares issued and outstanding                      $127,402,803
          Net unrealized depreciation on investments               (13,886,819)
          Accumulated net realized loss                            (35,558,884)
                                                                  ------------
                                                                  $ 77,957,100
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

     The following information for the Fund is presented on an income tax basis as of June 30, 2003:

                           GROSS           GROSS        NET UNREALIZED    DISTRIBUTABLE     DISTRIBUTABLE
           COST OF       UNREALIZED     UNREALIZED       DEPRECIATION        ORDINARY         LONG-TERM
         INVESTMENTS    APPRECIATION   DEPRECIATION     ON INVESTMENTS        INCOME        CAPITAL GAINS
         -----------    ------------   ------------     --------------    -------------     -------------
         $93,073,466    $13,327,800     $27,223,125      $13,895,325           $ --             $ --

     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended June 30, 2003, capital loss carryovers (expiring in 2011), as of June 30, 2003, and tax basis post-October losses as of June 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

           ORDINARY          LONG-TERM       NET CAPITAL
            INCOME         CAPITAL GAINS         LOSS          POST-OCTOBER
        DISTRIBUTIONS      DISTRIBUTIONS      CARRYOVERS          LOSSES
        -------------      -------------     -----------       ------------
            $  --              $  --         $20,918,990       $14,631,388

     The Fund has utilized $5,983,016 of its post-October losses from the prior year to increase current year net capital losses.

     Since there were no ordinary distributions paid for the year ended June 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

     During the year ended June 30, 2002, the Fund paid dividends of $335,471, which were taxable at ordinary income tax rates to taxable shareholders.

                               THE HENLOPEN FUND

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue                               Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees
of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 25, 2003

                               THE HENLOPEN FUND

                             TRUSTEES AND OFFICERS

                                                                                                         # of
                                                                                                         Portfolios   Other
                                               Term of                                                   in Fund      Directorships
                              Position(s)      Office and                                                Complex      held by
                              Held with        Length of            Principal Occupation(s)              Overseen     Trustee
Name, Address and Age         the Fund         Time Served          During Past Five Years               by Trustee   or Officer
---------------------         -----------      -----------          ----------------------               ----------   -------------
"DISINTERESTED PERSONS" OF THE FUND

Howard E. Cosgrove            Trustee          Indefinite,          Retired; prior to August 1, 2000         1        None
c/o Conectiv, Inc.                             Trustee since        Chairman and Chief Executive Officer
800 King Street                                2002                 of Conectiv, Inc., a regulated power
Wilmington, DE  19899                                               delivery and electric product/energy
Age: 60                                                             merchant company.

Robert J. Fahey, Jr.          Trustee          Indefinite,          Senior Director of Real Estate           1        None
1717 Arch Street, 30th Floor                   Trustee since        Investment Banking for the Financial
Philadelphia, PA  19103                        1992                 Services Group of Cushman &
Age: 45                                                             Wakefield, a commercial real
                                                                    estate firm.

John H. Remer                 Trustee          Indefinite,          Retired.                                 1        None
c/o Landis Associates LLC                      Trustee since
Longwood Corporate                             2002
  Center South, Suite 213
415 McFarlan Road
Kennett Square, PA  19348
Age: 78

"INTERESTED PERSONS" OF THE FUND*<F8>

Michael L. Hershey            Trustee          Indefinite,          Chairman, President, Treasurer and       1        None
Longwood Corporate                             Trustee since        Secretary of Landis Associates LLC.
  Center South, Suite 213                      1992
415 McFarlan Road             President        One year term,
Kennett Square, PA  19348                      President since
Age: 64                                        1992

Stephen L. Hershey, M.D.      Trustee          Indefinite,          Orthopaedic surgeon.                     1        None
4745 Stanton-Ogleton Road                      Trustee since
Suite 225                                      1992
Newark, DE  19713
Age: 62

Bruce V. Vogenitz, C.F.A.     Vice-President   One year term,       Vice President of Landis Associates      N/A      None
Longwood Corporate            and Secretary    Vice President       LLC.
  Center South, Suite 213                      and Secretary
415 McFarlan Road                              since 1998
Kennett Square, PA  19348
Age: 38

Camille F. Wildes             Vice-President/  One year term,       Vice President of Fiduciary              N/A      None
c/o Fiduciary                 Compliance       Vice President/      Management,Inc.
  Management, Inc.            Officer and      Compliance Officer
225 East Mason Street         Treasurer        since 1994 and
Milwaukee, WI  53202                           Treasurer since 2001
Age: 50

*<F8> Messrs. Michael L. Hershey and Vogenitz are "interested persons" of the Fund because they are officers of the Fund and the Adviser. Dr. Stephen
       L. Hershey is an "interested person" of the Fund because he is the brother of Mr. Michael L. Hershey. (Dr. Hershey resigned as a trustee effective June 30, 2002 in order for the Fund to comply with certain Securities and Exchange Commission regulations requiring the Fund to have a majority of its trustees consist of persons who are not "interested persons" of the Fund. He was subsequently reelected to the Board of Trustees on October 15, 2002.) Ms. Wildes is an "interested person" of the Fund because she is an officer of the Fund.

For additional information about the Trustees and Officers, please call (866) 880-0032 and request a Statement of Additional Information. One will be mailed to you free of charge.

                               THE HENLOPEN FUND

                             LANDIS ASSOCIATES LLC
                               Investment Adviser

                        U.S. BANCORP FUND SERVICES, LLC
                               Transfer Agent and
                           Dividend Disbursing Agent

                                U.S. BANK, N.A.
                                   Custodian

                           PRICEWATERHOUSECOOPERS LLP
                              Independent Auditors

                                FOLEY & LARDNER
                                 Legal Counsel

                               THE HENLOPEN FUND
                        LONGWOOD CORPORATE CENTER SOUTH
                          415 MCFARLAN ROAD, SUITE 213
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)
                              WWW.HENLOPENFUND.COM

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------
Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The disclosure controls and procedures of The Henlopen Fund are periodically evaluated. As of July 25, 2003, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of The Henlopen Fund are periodically evaluated. Since, July 25, 2003, the date of the last evaluation, there have been no significant changes in The Henlopen Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 10. EXHIBITS.
------------------

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     The Henlopen Fund
     -----------------
     Registrant

     By  /s/Michael L. Hershey
         ------------------------------------------------
         Michael L. Hershey, Principal Executive Officer

     Date  8-18-03
         -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     The Henlopen Fund
     -----------------
     Registrant

     By  /s/Michael L. Hershey
         ------------------------------------------------
         Michael L. Hershey, Principal Financial Officer

     Date  8-18-03
         -----------